   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 1996


                                                      REGISTRATION NO. 333-10267
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                       PAXSON COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                         59-3212788
 (State or other jurisdiction of incorporation         (I.R.S. Employer Identification No.)
               or organization)

                             ---------------------

                      SEE TABLE OF ADDITIONAL REGISTRANTS
                             ---------------------
                            601 CLEARWATER PARK ROAD
                         WEST PALM BEACH, FLORIDA 33401
                                 (561) 659-4122
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                           ANTHONY L. MORRISON, ESQ.
                 SECRETARY, VICE PRESIDENT, AND GENERAL COUNSEL
                       PAXSON COMMUNICATIONS CORPORATION
                            601 CLEARWATER PARK ROAD
                         WEST PALM BEACH, FLORIDA 33401
                                 (561) 659-4122
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

           MICHAEL L. JAMIESON, ESQ.                            ROGER MELTZER, ESQ.
               HOLLAND & KNIGHT                               CAHILL GORDON & REINDEL
      400 NORTH ASHLEY DRIVE, SUITE 2050                          80 PINE STREET
             TAMPA, FLORIDA 33602                            NEW YORK, NEW YORK 10005
                (813) 227-8500                                    (212) 701-3000

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.


Registration fees -- Securities and Exchange Commission..........................  $   51,724
NASD Filing Fee..................................................................      15,500
Legal fees and expenses*.........................................................     300,000
Accounting fees and expenses*....................................................     410,000
Printing and engraving expenses*.................................................     300,000
Blue Sky fees and expenses*......................................................      20,000
Transfer Agent's fees and expenses*..............................................      10,000
Miscellaneous*...................................................................      92,776
                                                                                   ----------
          Total..................................................................  $1,200,000
                                                                                   ==========


- ---------------

* Estimated

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Company is a Delaware corporation. The Company's Certificate of Incorporation and Bylaws provide for the mandatory indemnification of the directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Reference is made to the Delaware General Corporation Law and to Section 145 thereof, which permits, and in some cases requires, indemnification of directors, officers, employees and agents of the Company under certain circumstances, subject to certain limitations.

     The Delaware general corporation law permits the indemnification by a Delaware corporation of its directors, officers, employees and other agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than derivative actions that are by or in the right of the corporation) if they acted in good faith and in a manner they reasonably believe to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was illegal. A similar standard of care is applicable in the case of derivative actions, except that indemnification extends only to expenses (including attorneys' fees) incurred in connection with defense or settlement of such an action, and court approval is required before there can be any indemnification if the person seeking indemnification has been found liable to the corporation.


     The underwriters also will agree to indemnify the directors and officers of the Company against certain liabilities as set forth in Section 8 of the Underwriting Agreement (see Exhibit 1 hereof).


     The Company has purchased insurance with respect to, among other things, any liabilities that may arise under the statutory provisions referred to above.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits


  EXHIBIT
  NUMBER                                         DESCRIPTION
  -------   -------------------------------------------------------------------------------------
   1          -- Underwriting Agreement***
   3.1        -- Certificate of Designation***
   3.2.1      -- Articles of Incorporation of Paxson Communications of Florida, Inc.*
   3.2.2      -- Bylaws of Paxson Communications of Florida, Inc.*
   3.3.1      -- Articles of Incorporation of Paxson Communications LP, Inc.*
   3.3.2      -- Bylaws of Paxson Communications LP, Inc.*
   3.4.1      -- Articles of Incorporation of Paxson Communications Management Company*
   3.4.2      -- Bylaws of Paxson Communications Management Company*
   3.5.1      -- Articles of Incorporation of Paxson Communications Marketing, Inc.*
   3.5.2      -- Bylaws of Paxson Communications Marketing, Inc.*
   3.6.1      -- Articles of Incorporation of Paxson Communications Networks, Inc.*
   3.6.2      -- Bylaws of Paxson Communications Networks, Inc.*
   3.7.1      -- Articles of Incorporation of Excel Marketing Enterprises, Inc.*
   3.7.2      -- Bylaws of Excel Marketing Enterprises, Inc.*
   3.8.1      -- Articles of Incorporation of Paxson Outdoor, Inc.*
   3.8.2      -- Bylaws of Paxson Outdoor, Inc.*
   3.9.1      -- Articles of Incorporation of Paxson Networks, Inc.*
   3.9.2      -- Bylaws of Paxson Networks, Inc.*
   3.10.1     -- Articles of Incorporation of Paxson Communications Television, Inc.*
   3.10.2     -- Bylaws of Paxson Communications Television, Inc.*
   3.11.1     -- Limited Partnership Agreement of Paxson Broadcasting of Jacksonville, Limited
                 Partnership*
   3.11.2     -- Certificate of Limited Partnership of Paxson Broadcasting of Jacksonville,
                 Limited Partnership*
   3.12.1     -- Limited Partnership Agreement of Paxson Broadcasting of Miami, Limited
                 Partnership*
   3.12.2     -- Certificate of Limited Partnership of Paxson Broadcasting of Miami, Limited
                 Partnership*
   3.13.1     -- Limited Partnership Agreement of Paxson Broadcasting of Orlando, Limited
                 Partnership*
   3.13.2     -- Certificate of Limited Partnership of Paxson Broadcasting of Orlando, Limited
                 Partnership*
   3.14.1     -- Limited Partnership Agreement of Paxson Broadcasting of Tampa, Limited
                 Partnership*
   3.14.2     -- Certificate of Limited Partnership of Paxson Broadcasting of Tampa, Limited
                 Partnership*
   3.15.1     -- Limited Partnership Agreement of Paxson Tampa License Limited Partnership*
   3.15.2     -- Certificate of Limited Partnership of Paxson Tampa License Limited Partnership*
   3.16.1     -- Limited Partnership Agreement of Paxson Jacksonville License Limited
                 Partnership*
   3.16.2     -- Certificate of Limited Partnership of Paxson Jacksonville License Limited
                 Partnership*
   3.17.1     -- Limited Partnership Agreement of Paxson Miami License Limited Partnership*
   3.17.2     -- Certificate of Limited Partnership of Paxson Miami License Limited Partnership*
   3.18.1     -- Limited Partnership Agreement of Paxson Orlando License Limited Partnership*
   3.18.2     -- Certificate of Limited Partnership of Paxson Orlando License Limited
                 Partnership*
   3.19.1     -- Limited Partnership Agreement of Paxson Communications of Atlanta-14, Inc.*
   3.19.2     -- Certificate of Limited Partnership of Paxson Communications of Atlanta-14, Inc.*
   3.20.1     -- Articles of Incorporation of Paxson Atlanta License, Inc.*
   3.20.2     -- Bylaws of Paxson Atlanta License, Inc.*
   3.21.1     -- Articles of Incorporation of Paxson Communications of Boston-60, Inc.*
   3.21.2     -- Bylaws of Paxson Communications of Boston-60, Inc.*
   3.22.1     -- Articles of Incorporation of Paxson Boston License, Inc.*
   3.22.2     -- Bylaws of Paxson Boston License, Inc.*
   3.23.1     -- Articles of Incorporation of Paxson Communications of Dallas-68, Inc.*
   3.23.2     -- Bylaws of Paxson Communications of Dallas-68, Inc.*
   3.24.1     -- Articles of Incorporation of Paxson Dallas License, Inc.*

  EXHIBIT
  NUMBER                                         DESCRIPTION
  -------   -------------------------------------------------------------------------------------
   3.24.2     -- Bylaws of Paxson Dallas License, Inc.*
   3.25.1     -- Articles of Incorporation of Paxson Communications of New London-26, Inc.*
   3.25.2     -- Bylaws of Paxson Communications of New London-26, Inc.*
   3.26.1     -- Articles of Incorporation of Paxson New London License, Inc.*
   3.26.2     -- Bylaws of Paxson New London License, Inc.*
   3.27.1     -- Articles of Incorporation of Paxson Communications of Philadelphia-61, Inc.*
   3.27.2     -- Bylaws of Paxson Communications of Philadelphia-61, Inc.*
   3.28.1     -- Articles of Incorporation of Paxson Philadelphia License, Inc.*
   3.28.2     -- Bylaws of Paxson Philadelphia License, Inc.*
   3.29.1     -- Articles of Incorporation of Paxson Communications of Miami-35, Inc.*
   3.29.2     -- Bylaws of Paxson Communications of Miami-35, Inc.*
   3.30.1     -- Articles of Incorporation of Paxson Communications of San Jose-65, Inc.*
   3.30.2     -- Bylaws of Paxson Communications of San Jose-65, Inc.*
   3.31.1     -- Articles of Incorporation of Paxson San Jose License, Inc.*
   3.31.2     -- Bylaws of Paxson San Jose License, Inc.*
   3.32.1     -- Articles of Incorporation of Paxson Communications of Tampa-66, Inc.*
   3.32.2     -- Bylaws of Paxson Communications of Tampa-66, Inc.*
   3.33.1     -- Articles of Incorporation of Paxson Communications of West Palm Beach-25, Inc.*
   3.33.2     -- Bylaws of Paxson Communications of West Palm Beach-25, Inc.*
   3.34.1     -- Articles of Incorporation of Paxson West Palm Beach License, Inc.*
   3.34.2     -- Bylaws of Paxson West Palm Beach License, Inc.*
   3.35.1     -- Articles of Incorporation of Paxson Communications of Los Angeles-30, Inc.*
   3.35.2     -- Bylaws of Paxson Communications of Los Angeles-30, Inc.*
   3.36.1     -- Articles of Incorporation of Paxson Los Angeles License, Inc.*
   3.36.2     -- Bylaws of Paxson Los Angeles License, Inc.*
   3.37.1     -- Articles of Incorporation of Paxson Communications of Minneapolis-41, Inc.*
   3.37.2     -- Bylaws of Paxson Communications of Minneapolis-41, Inc.*
   3.38.1     -- Articles of Incorporation of Paxson Communications of St. Louis-13, Inc.*
   3.38.2     -- Bylaws of Paxson Communications of St. Louis-13, Inc.*
   3.39.1     -- Articles of Incorporation of Paxson Minneapolis License, Inc.*
   3.39.2     -- Bylaws of Paxson Minneapolis License, Inc.*
   3.40.1     -- Articles of Incorporation of Paxson Communications of Cookeville, Inc.*
   3.40.2     -- Bylaws of Paxson Communications of Cookeville, Inc.*
   3.41.1     -- Articles of Incorporation of Paxson Cookeville License, Inc.*
   3.41.2     -- Bylaws of Paxson Cookeville License, Inc.*
   3.42.1     -- Articles of Incorporation of Paxson Communications of Ft. Pierce-34, Inc.*
   3.42.2     -- Bylaws of Paxson Communications of Ft. Pierce-34, Inc.*
   3.43.1     -- Articles of Incorporation of Paxson Communications of Orlando-56, Inc.*
   3.43.2     -- Bylaws of Paxson Communications of Orlando-56, Inc.*
   3.44.1     -- Articles of Incorporation of Paxson Communications of Houston-49, Inc.*
   3.44.2     -- Bylaws of Paxson Communications of Houston-49, Inc.*
   3.45.1     -- Articles of Incorporation of Paxson Houston License, Inc.*
   3.45.2     -- Bylaws of Paxson Houston License, Inc.*
   3.46.1     -- Articles of Incorporation of Infomall TV Network, Inc.*
   3.46.2     -- Bylaws of Infomall TV Network, Inc.*
   3.47.1     -- Articles of Incorporation of Paxson St. Louis License, Inc.*
   3.47.2     -- Bylaws of Paxson St. Louis License, Inc.*
   3.48.1     -- Articles of Incorporation of Infomall Cable Network, Inc.*
   3.48.2     -- Bylaws of Infomall Cable Network, Inc.*
   3.49.1     -- Articles of Incorporation of Paxson Communications of Cleveland-67, Inc.*
   3.49.2     -- Bylaws of Paxson Communications of Cleveland-67, Inc.*

  EXHIBIT
  NUMBER                                         DESCRIPTION
  -------   -------------------------------------------------------------------------------------
   3.50.1     -- Articles of Incorporation of Paxson Communications of Washington-60, Inc.*
   3.50.2     -- Bylaws of Paxson Communications of Washington-60, Inc.*
   3.51.1     -- Articles of Incorporation of Paxson Washington License, Inc.*
   3.51.2     -- Bylaws of Paxson Washington License, Inc.*
   3.52.1     -- Articles of Incorporation of Paxson Communications of Phoenix-13, Inc.*
   3.52.2     -- Bylaws of Paxson Communications of Phoenix-13, Inc.*
   3.53.1     -- Articles of Incorporation of Paxson Phoenix License, Inc.*
   3.53.2     -- Bylaws of Paxson Phoenix License, Inc.*
   3.54.1     -- Articles of Incorporation of Infomall Los Angeles, Inc.*
   3.54.2     -- Bylaws of Infomall Los Angeles, Inc.*
   3.55.1     -- Articles of Incorporation of Paxson Communications of Milwaukee-55, Inc.*
   3.55.2     -- Bylaws of Paxson Communications of Milwaukee-55, Inc.*
   3.56.1     -- Articles of Incorporation of Paxson Communications of Denver-59, Inc.*
   3.56.2     -- Bylaws of Paxson Communications of Denver-59, Inc.*
   3.57.1     -- Articles of Incorporation of Paxson Communications of New York-43, Inc.*
   3.57.2     -- Bylaws of Paxson Communications of New York-43, Inc.*
   3.58.1     -- Articles of Incorporation of Paxson New York License, Inc.*
   3.58.2     -- Bylaws of Paxson New York License, Inc.*
   3.59.1     -- Articles of Incorporation of Paxson Communications of Akron-23, Inc.*
   3.59.2     -- Bylaws of Paxson Communications of Akron-23, Inc.*
   3.60.1     -- Articles of Incorporation of Paxson Akron License, Inc.*
   3.60.2     -- Bylaws of Paxson Akron License, Inc.*
   3.61.1     -- Articles of Incorporation of Paxson Communications of Dayton-26, Inc.*
   3.61.2     -- Bylaws of Paxson Communications of Dayton-26, Inc.*
   3.62.1     -- Articles of Incorporation of Paxson Sports of Miami, Inc.**
   3.62.2     -- Bylaws of Paxson Sports of Miami, Inc.**
   3.63.1     -- Articles of Incorporation of Paxson Communications of San Juan, Inc.**
   3.63.2     -- Bylaws of Paxson Communications of San Juan, Inc.**
   3.64.1     -- Articles of Incorporation of Paxson Communications of Battle Creek-43, Inc.**
   3.64.2     -- Bylaws of Paxson Communications of Battle Creek-43, Inc.**
   3.65.1     -- Articles of Incorporation of Paxson Communications of Albany-55, Inc.**
   3.65.2     -- Bylaws of Paxson Communications of Albany-55, Inc.**
   3.66.1     -- Articles of Incorporation of Paxson Albany License, Inc.**
   3.66.2     -- Bylaws of Paxson Albany License, Inc.**
   3.67.1     -- Articles of Incorporation of Paxson Communications of Raleigh Durham-47, Inc.**
   3.67.2     -- Bylaws of Paxson Communications of Raleigh Durham-47, Inc.**
   3.68.1     -- Articles of Incorporation of Paxson Communications L.P.T.V., Inc.**
   3.68.2     -- Bylaws of Paxson Communications L.P.T.V., Inc.**
   3.69.1     -- Articles of Incorporation of Paxson Dayton License, Inc.**
   3.69.2     -- Bylaws of Paxson Dayton License, Inc.**
   3.70.1     -- Articles of Incorporation of Paxson Denver License, Inc.**
   3.70.2     -- Bylaws of Paxson Denver License, Inc.**
   3.71.1     -- Articles of Incorporation of Paxson Communications of Providence-69, Inc.**
   3.71.2     -- Bylaws of Paxson Communications of Providence-69, Inc.**
   3.72.1     -- Articles of Incorporation of Paxson Communications of Salt Lake City-16, Inc.**
   3.72.2     -- Bylaws of Paxson Communications of Salt Lake City-16, Inc.**
   3.73.1     -- Articles of Incorporation of Paxson Communications of Greensboro-16, Inc.**
   3.73.2     -- Bylaws of Paxson Communications of Greensboro-16, Inc.**
   3.74.1     -- Articles of Incorporation of Paxson Greensboro License, Inc.**
   3.74.2     -- Bylaws of Paxson Greensboro License, Inc.**
   3.75.1     -- Articles of Incorporation of Paxson Communications of Tulsa-44, Inc.**

  EXHIBIT
  NUMBER                                         DESCRIPTION
  -------   -------------------------------------------------------------------------------------
   3.75.2     -- Bylaws of Paxson Communications of Tulsa-44, Inc.**
   3.76.1     -- Articles of Incorporation of Paxson Communications of Tallahassee, Inc.**
   3.76.2     -- Bylaws of Paxson Communications of Tallahassee, Inc.**
   3.77.1     -- Articles of Incorporation of Paxson Tallahassee License, Inc.**
   3.77.2     -- Bylaws of Paxson Tallahassee License, Inc.**
   3.78.1     -- Articles of Incorporation of Pax Jax, Inc.**
   3.78.2     -- Bylaws of Pax Jax, Inc.**
   3.79.1     -- Articles of Incorporation of Paxson Sports Ventures Company**
   3.79.2     -- Bylaws of Paxson Sports Ventures Company**
   3.80.1     -- Articles of Incorporation of PCC Direct, Inc.**
   3.81.2     -- Bylaws of PCC Direct, Inc.**
   3.83.1     -- Articles of Incorporation of Paxson Communications of Oklahoma City-62, Inc.**
   3.83.2     -- Bylaws of Paxson Communications of Oklahoma City-62, Inc.**
   3.84.1     -- Articles of Incorporation of Paxson/R&R Network, Inc.**
   3.84.2     -- Bylaws of Paxson/R&R Network, Inc.**
   3.85.1     -- Articles of Incorporation of Paxson Communications of Sacramento-29, Inc.**
   3.85.2     -- Bylaws of Paxson Communications of Sacramento-29, Inc.**
   3.86.1     -- Articles of Incorporation of Paxson Sacramento License, Inc.**
   3.86.2     -- Bylaws of Paxson Sacramento License, Inc.**
   3.87.1     -- Articles of Incorporation of Paxson Communications of Seattle-24, Inc.**
   3.87.2     -- Bylaws of Paxson Communications of Seattle-24, Inc.**
   3.88.1     -- Articles of Incorporation of Paxson Seattle License, Inc.**
   3.88.2     -- Bylaws of Paxson Seattle License, Inc.**
   3.89.1     -- Articles of Incorporation of Paxson Communications of Boston-46, Inc.**
   3.89.2     -- Bylaws of Paxson Communications of Boston-46, Inc.**
   3.90.1     -- Articles of Incorporation of Paxson Communications of Little Rock-42, Inc.**
   3.90.2     -- Bylaws of Paxson Communications of Little Rock-42, Inc.**
   3.91.1     -- Articles of Incorporation of Paxson Little Rock License, Inc.**
   3.91.2     -- Bylaws of Paxson Little Rock License, Inc.**
   3.92.1     -- Articles of Incorporation of Paxson Communications of Phoenix-51, Inc.**
   3.92.2     -- Bylaws of Paxson Communications of Phoenix-51, Inc.**
   3.93.1     -- Articles of Incorporation of Paxson Communications of Birmingham-44, Inc.**
   3.93.2     -- Bylaws of Paxson Communications of Birmingham-44, Inc.**
   3.94.1     -- Articles of Incorporation of Paxson Birmingham License, Inc.**
   3.94.2     -- Bylaws of Paxson Birmingham License, Inc.**
   4.1        -- Old Indenture*
   4.2        -- Indenture dated as of             , 1996 by and between Paxson Communications
                 Corporation, the guarantors named therein and The Bank of New York, as Trustee, with respect to the Exchange Debentures.***
   5.1        -- Opinion of Holland & Knight regarding the legality of the New Preferred Stock, including consent.
  12          -- Calculation of ratio of earnings to combined fixed charges and preferred stock dividends.**
  23.1        -- Consent of Price Waterhouse LLP***
  23.2        -- Consent of Holland & Knight (exhibit 5.1).
  23.4        -- Consent of Dow, Lohnes & Albertson
  23.5        -- Consent of Mathieson Aitken Jemison, LLP***
  23.6        -- Consent of Robert Rossi & Company***
  23.7        -- Consent of Schweitzer Rubin Karon & Premier***
  23.8        -- Consent of Deloitte & Touche LLP***
  24.1        -- Powers of Attorney (included on signature pages to Registration Statement).**

  EXHIBIT
  NUMBER                                         DESCRIPTION
  -------   -------------------------------------------------------------------------------------
  25.1        -- Statement of Eligibility of Trustee on Form T-1 dated September 16, 1996 relating to Exchange Debentures.


- ---------------


  * Filed with the Company's Registration Statement on Form S-4, as amended, dated January 23, 1996 (Registration No. 33-63765, incorporated herein by reference).


 ** Previously filed with the Company's Registration Statement on Form S-3, filed August 15, 1996.


*** Previously filed with Amendment No. 1 to the Registration Statement on Form
     S-3, filed September 16, 1996.


     (b) Financial Statement Schedules

          All financial statement schedules are omitted because they are either not applicable or the required information is included in the financial statements or notes thereto appearing elsewhere in this Registration Statement.

ITEM 17.  UNDERTAKINGS.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, PAXSON COMMUNICATIONS CORPORATION, a Delaware corporation, has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on September 26, 1996.


                                          PAXSON COMMUNICATIONS
                                            CORPORATION


                                          By:    /s/  ANTHONY L. MORRISON
                                            ------------------------------------
                                                    Anthony L. Morrison


                                                       Vice President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                 SIGNATURES                               TITLE                     DATE
- ---------------------------------------------  ----------------------------  -------------------
                          *                    Chairman of the Board, Chief  September 26, 1996
- ---------------------------------------------    Executive Officer, and
              Lowell W. Paxson                   Director (Principal
                                                 Executive Officer)

                          *                    Vice President, Chief         September 26, 1996
- ---------------------------------------------    Financial Officer, and
                Arthur D. Tek                    Director (Principal
                                                 Financial Officer)

                          *                    Controller (Principal         September 26, 1996
- ---------------------------------------------    Accounting Officer)
             Kenneth M. Gamache

                          *                    President, Chief Operating    September 26, 1996
- ---------------------------------------------    Officer, and Director
               James B. Bocock

                          *                    Director                      September 26, 1996
- ---------------------------------------------
              Bruce L. Burnham

                          *                    Director                      September 26, 1996
- ---------------------------------------------
             James L. Greenwald

                          *                    Director                      September 26, 1996
- ---------------------------------------------
              John A. Kornreich

                          *                    Director                      September 26, 1996
- ---------------------------------------------
             Michael J. Marocco

                          *                    Director                      September 26, 1996
- ---------------------------------------------
          J. Patrick Michaels, Jr.

                                               Director                      September 26, 1996
- ---------------------------------------------
              S. William Scott

       *By:  /s/  ANTHONY L. MORRISON
- ---------------------------------------------
             Anthony L. Morrison
              Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed directly below has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf, respectively, by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on September 26, 1996.


                                  GUARANTORS:

                                  PAXSON COMMUNICATIONS OF FLORIDA, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS LP, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS MANAGEMENT COMPANY,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS MARKETING, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS NETWORKS, INC.,
                                    a Florida corporation
                                  EXCEL MARKETING ENTERPRISES, INC.,
                                    a Florida corporation
                                  PAXSON OUTDOOR, INC.,
                                    a Florida corporation
                                  PAXSON NETWORKS, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS TELEVISION, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF ATLANTA-14, INC.,
                                    a Florida corporation
                                  PAXSON ATLANTA LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF BOSTON-60, INC.,
                                    a Florida corporation
                                  PAXSON BOSTON LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF DALLAS-68, INC.,
                                    a Florida corporation
                                  PAXSON DALLAS LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF NEW LONDON-26, INC.,
                                    a Florida corporation
                                  PAXSON NEW LONDON LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF PHILADELPHIA-61,
                                  INC.,
                                    a Florida corporation
                                  PAXSON PHILADELPHIA LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF MIAMI-35, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF SAN JOSE-65, INC.,
                                    a Florida corporation
                                  PAXSON SAN JOSE LICENSE, INC.,
                                    a Florida corporation

                                  PAXSON COMMUNICATIONS OF TAMPA-66, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF WEST PALM BEACH-25,
                                  INC.,
                                    a Florida corporation
                                  PAXSON WEST PALM BEACH LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC.,
                                    a Florida corporation
                                  PAXSON LOS ANGELES LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF ST. LOUIS-13, INC.,
                                    a Florida corporation
                                  PAXSON MINNEAPOLIS LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF COOKEVILLE, INC.,
                                    a Florida corporation
                                  PAXSON COOKEVILLE LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF FT. PIERCE-34, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF ORLANDO-56, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF HOUSTON-49, INC.,
                                    a Florida corporation
                                  PAXSON HOUSTON LICENSE, INC.,
                                    a Florida corporation
                                  INFOMALL TV NETWORK, INC.,
                                    a Delaware corporation
                                  PAXSON ST. LOUIS LICENSE, INC.,
                                    a Florida corporation
                                  INFOMALL CABLE NETWORK, INC.,
                                    a Delaware corporation
                                  PAXSON COMMUNICATIONS OF CLEVELAND-67, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF WASHINGTON-60, INC.,
                                    a Florida corporation
                                  PAXSON WASHINGTON LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF PHOENIX-13, INC.,
                                    a Florida corporation
                                  PAXSON PHOENIX LICENSE, INC.,
                                    a Florida corporation
                                  INFOMALL LOS ANGELES, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF MILWAUKEE-55, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF DENVER-59, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF NEW YORK-43, INC.,
                                    a Florida corporation

                                  PAXSON NEW YORK LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF AKRON-23, INC.,
                                    a Florida corporation
                                  PAXSON AKRON LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF DAYTON-26, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF BATTLE CREEK-43,
                                  INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF ALBANY-55, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF RALEIGH DURHAM-47,
                                  INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS L.P.T.V., INC.,
                                    a Florida corporation
                                  PAXSON DAYTON LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON DENVER LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF SALT LAKE CITY-16,
                                  INC.,
                                    a Florida corporation
                                  PAXSON SPORTS OF MIAMI, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF SAN JUAN, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF BOSTON-46, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF PHOENIX-51, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC.,
                                    a Florida corporation
                                  PAXSON LITTLE ROCK LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF BIRMINGHAM-44, INC.,
                                    a Florida corporation
                                  PAXSON BIRMINGHAM LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF GREENSBORO-16, INC.,
                                    a Florida corporation
                                  PAXSON GREENSBORO LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF TULSA-44, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF TALLAHASSEE, INC.,
                                    a Florida corporation
                                  PAX JAX, INC.,
                                    a Florida corporation
                                  PAXSON SPORTS VENTURES COMPANY,
                                    a Florida corporation

                                  PCC DIRECT, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF OKLAHOMA CITY-62,
                                  INC.,
                                    a Florida corporation
                                  PAXSON TALLAHASSEE LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON/R&R NETWORK, INC.,
                                    a Florida corporation
                                  PAXSON ALBANY LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF SACRAMENTO-29, INC.,
                                    a Florida corporation
                                  PAXSON SACRAMENTO LICENSE, INC.,
                                    a Florida corporation
                                  PAXSON COMMUNICATIONS OF SEATTLE-24, INC.,
                                    a Florida corporation
                                  PAXSON SEATTLE LICENSE, INC.,
                                    a Florida corporation


                                  By:        /s/  ANTHONY L. MORRISON
                                     -------------------------------------------
                                     Name: Anthony L. Morrison


                                     Title: Vice President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                 SIGNATURES                                TITLE                     DATE
- ---------------------------------------------   ---------------------------   -------------------
                          *                     Chairman and Director          September 26, 1996
- ---------------------------------------------     (Principal Executive
              Lowell W. Paxson                    Officer)

                          *                     Vice President and Chief       September 26, 1996
- ---------------------------------------------     Financial Officer
                Arthur D. Tek                     (Principal Financial
                                                  Officer)
       *By:   /s/  ANTHONY L. MORRISON
- ---------------------------------------------
             Anthony L. Morrison
              Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed directly below has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf, respectively, by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on September 26, 1996.


                                  PAXSON BROADCASTING OF JACKSONVILLE, LIMITED
                                  PARTNERSHIP,
                                    a Florida limited partnership
                                  PAXSON BROADCASTING OF MIAMI, LIMITED
                                  PARTNERSHIP,
                                    a Florida limited partnership
                                  PAXSON BROADCASTING OF ORLANDO, LIMITED
                                  PARTNERSHIP,
                                    a Florida limited partnership
                                  PAXSON BROADCASTING OF TAMPA, LIMITED
                                  PARTNERSHIP,
                                    a Florida limited partnership
                                  PAXSON TAMPA LICENSE LIMITED PARTNERSHIP,
                                    a Florida limited partnership
                                  PAXSON JACKSONVILLE LICENSE LIMITED
                                  PARTNERSHIP,
                                    a Florida limited partnership
                                  PAXSON MIAMI LICENSE LIMITED PARTNERSHIP,
                                    a Florida limited partnership
                                  PAXSON ORLANDO LICENSE LIMITED PARTNERSHIP,
                                    a Florida limited partnership

                                  By: Paxson Communications of Florida, Inc.,
                                  the general partner of each of the entities
                                  listed above


                                  By:        /s/  ANTHONY L. MORRISON
                                     -------------------------------------------
                                     Name: Anthony L. Morrison
                                     Title: Vice President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following person in the capacities and on the dates indicated.



                 SIGNATURES                                TITLE                     DATE
- ---------------------------------------------   ---------------------------   -------------------
                         *                      Chairman and sole Director     September 26, 1996
- ---------------------------------------------     of Paxson Communications
              Lowell W. Paxson                    of Florida, Inc.

       *By:   /s/  ANTHONY L. MORRISON
- ---------------------------------------------
             Anthony L. Morrison
              Attorney-in-Fact